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                                                                 Exhibit 25.2
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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           ----------------------

                                  FORM T-1

                        STATEMENT OF ELIGIBILITY UNDER
              THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                        DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305 (b)(2)

                           ---------------------

                            BANKERS TRUST COMPANY
             (Exact name of trustee as specified in its charter)

New York                                             13-4941247
(Jurisdiction of incorporation                      (I.R.S. Employer
if not a U.S. national bank)                          identification no.)

Four Albany Street
New York, NY                                          10006
(Address of principal                                  (Zip Code)
executive offices)

                           ----------------------

                              SUN COMPANY, INC.
             (Exact name of obligor as specified in the charter)

Pennsylvania                                          23-1743282
(State or other jurisdiction                           (I.R.S. employer
of incorporation or organization)                      identification no.)

Ten Penn Center
1801 Market Street                                     19103
Philadelphia, PA                                       (Zip Code)
(Address of principal executive offices)

                      -------------------------------

                        SUBORDINATED DEBT SECURITIES
                     (Title of the indenture securities)

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                                     -2-


Item 1.   General Information.
          Furnish the following information as to the trustee.

          (a) Name and address of each examining or supervising authority to which it is subject.

           Name                                     Address
           ----                                     -------
           Federal Reserve Bank (2nd District)      New York, N.Y.
           Federal Deposit Insurance Corporation    Washington, D.C.
           New York State Banking Department        Albany, N.Y.

           (b)  Whether it is authorized to exercise corporate trust powers.

                Yes.

Item 2.    Affiliations with Obligor.

           If the obligor is an affiliate of the Trustee, describe each such affiliation.

           None

Items 3. - 15.

           Not Applicable.

Item 16.   List of Exhibits.

           Exhibit 1 - Restated Organization Certificate of Bankers Trust
                       Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 23, 1992 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-48267.

           Exhibit 2 - Certificate of Authority to commence business -
                       Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

           Exhibit 3 - Authorization of the Trustee to exercise corporate trust powers - Incorporated herein by reference to
                       Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.
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                                     -3-


Exhibit 4- Existing By-Laws of Bankers Trust Company, dated September 21, 1993 - Incorporated herein by reference to Exhibit 4 with Form T-1 Statement, Registration No. 33-52359.

Exhibit 5-  Not applicable.

Exhibit 6- Consent of Bankers Trust Company required by Section 321(b) of the Act. - Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 22-18864.

Exhibit 7- A copy of the latest report of condition of Bankers Trust Company dated as of December 31, 1993 - Incorporated herein by reference to
            Exhibit 7 filed with Form T-1 Statement, Registration No. 33-76710.

Exhibit 8-  Not Applicable

Exhibit 9-  Not Applicable

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                                  SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of May, 1994.



                                                  BANKERS TRUST COMPANY



                                                  By:  Rossana Abueva
                                                     ----------------
                                                       Rossana Abueva
                                                       Assistant Treasurer